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                                                                   EXHIBIT 3.21

ARTICLES OF INCORPORATION              Provided by: EVAN BAYH
State Form 4159 (R6/3-88)
                                                    Secretary of State
                                                    Room 155, State House
                                                    Indianapolis, Indiana 46204
                                                    (317) 232-6576

INSTRUCTIONS: Use 8 1/2 x 11 inch white             Indiana Code 23-1-21-2
              paper for inserts. Filing
              requirements - Present                FILING FEE $90.00
              original and one copy to
              the address in the upper
              right corner of this form.



                          ARTICLE OF INCORPORATION OF

(Indicate the appropriate act)

   The undersigned desiring to form a corporation (herein after referred to as "Corporation") pursuant to the provisions of:

   [X] Indiana Business                        [ ] Indiana Professional
       Corporation Law                             Corporation Act 1983

   As amended, executes the following Articles of Incorporation:



                                 ARTICLE I NAME

Name of Corporation

   Hoosier Wire, Inc.

(The name must contain the word "Corporation," "Incorporated," "Limited," "Company" or an abbreviation of one of those words.)



                     ARTICLE II REGISTERED OFFICE AND AGENT

(The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:)

Name of Agent

   Judy C. Young

Street Address of Registered Office                             Zip Code

  U.S. 6 West & CR 400 East, Kendallville, IN                    46755



                         ARTICLE III AUTHORIZED SHARES

                    Five hundred thousands shares (500,000)
Number of shares:  -----------------------------------------
                    If there is more than one class of shares, shares with rights and preferences, list such information on "Exhibit A."



                            ARTICLE IV INCORPORATORS
    (The name(s) and address(es) of the incorporator(s) of the corporation:)


                     NUMBER and STREET
     NAME               OR BUILDING          CITY           STATE       ZIP CODE
     ----            -----------------       ----           -----       --------
Judy C. Young          U.S. 6 West &      Kendallville        IN         46755
                       CR 400 East

In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 23rd day of November 1988.
     ----        --------


Signature                                       Printed Name

/s/ JUDY C. YOUNG                               Judy C. Young

Signature                                       Printed Name

   --                                              --

Signature                                       Printed Name

   --                                              --

This instrument was prepared by (Name)

Judy C. Young

Address (Street, Number, City and State)                        Zip Code

U.S. 6 West & CR 400 East, P.O. Box 2000, Kendallville, IN       46755